                                                                     EXHIBIT 2.1

                               EXCHANGE AGREEMENT



      THIS EXCHANGE AGREEMENT made this _____ day of May, 1995, by and between AMAFIN Trust, Gina F. Brandt, John M. Nassif, MD, Karl H. & Renate H. Herrmann, Mr. & Mrs. Roy E. & Carol M. Biederman Trustees, Mr. & Mrs. Shaoguang Song, Mr. Edward E. Jay, Mr. Edwin C. Auld, Jr., Mr. Elton Alderman, Mr. James Russell Fickle, Mr. Ramon D. Pratt, Mr. Robert P. Dilfer, Mr. Thomas C. Billstein, Mr. Tom Kubota, Mrs. Pauline Dilfer, Ms. Phyllis Helland, Nob & Yoshiko Kubota, Paul Buzad, Jr., Robert H. & Ruth T. Brandt, Sahag Steve Kalfayan and Scott S. & Evelyn F. Kubota are the only shareholders of Prolong Super Lubricant, Inc, a Nevada corporation, hereinafter "Prolong", and Giguere Industries, Inc., a publically held Nevada corporation, hereinafter "Giguere".

                                  WITNESSETH:

      WHEREAS, AMAFIN Trust, Gina F. Brandt, John M. Nassif, MD, Karl H. & Renate H. Herrmann, Mr. & Mrs. Roy E. & Carol M. Biederman Trustees, Mr. & Mrs. Shaoguang Song, Mr. Edward E. Jay, Mr. Edwin C. Auld, Jr., Mr. Elton Alderman, Mr. James Russell Fickle, Mr. Ramon D. Pratt, Mr. Robert P. Dilfer, Mr. Thomas
C. Billstein, Mr. Tom Kubota, Mrs. Pauline Dilfer, Ms. Phyllis Helland, Nob & Yoshiko Kubota, Paul Buzad, Jr., Robert H. & Ruth T. Brandt, Sahag Steve Kalfayan and Scott S. & Evelyn F. Kubota are the owners of all 15,017,500 shares of the issued and outstanding common stock, par value $.001 per share, of Prolong, hereinafter "Prolong Shareholders"; and,

      WHEREAS, the authorized capital stock of Giguere consists of 15,000,000 shares of capital stock, par value one cent per share, of which 1,579,070 shares are issued and outstanding; and,

      WHEREAS, the Prolong Shareholders, Giguere and Prolong agree that it would be in their mutual benefit for Giguere to acquire all of the outstanding stock of Prolong in exchange for shares of Giguere common stock.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.  [REPRESENTATIONS AND WARRANTIES OF PROLONG SHAREHOLDERS]

The shareholders of Prolong hereby represent and warrant to Giguere that they own on the date hereof and on the Closing Date hereinafter provided will own, free and clear of all liens, charges and encumbrances, all of the issued and outstanding stock of Prolong.

      2.  [REPRESENTATION AND WARRANTIES OF PROLONG]

          (a) Prolong is a corporation duly organized and validly existing and in good standing under the laws of the state of Nevada; has all corporate power necessary to engage in the business in which it is presently engaged; and has an authorized capital consisting of 50,000,000 shares of common stock, par value $0.00l per share, of which there are validly issued and outstanding 15,017,500 shares of common stock, fully paid and non-assessable.

           (b) Prolong has heretofore initialled and furnished to

Giguere copies of the financial statements of Prolong for the period ending December 31, 1994, together with related statements of operations and retained earnings and changes in financial position for the period then ended submitted by Prolong. Said balance sheets and related statements accurately set forth the financial condition of Prolong as of said dates and as of the result of operations for the period involved, prepared without audit. Copies thereof are attached hereto and marked Exhibit "A".

          (c) Prolong has good and marketable title to all of its property and assets (except property and assets disposed of since such date in the usual and ordinary course of business), subject to no mortgage, pledge, lien or other encumbrance except as disclosed in such balance sheet which appear as Exhibit "A" annexed hereto and made a part hereof.

          (d) As at December 31, 1994, Prolong had no obligations, liabilities or commitments, contingent or otherwise, of a material nature which were not provided for, except as set forth in such balance sheets which appear as Exhibit "A".

          (e) Since the date of the aforementioned balance sheets, there have been no changes in nature of the business of Prolong nor in its financial condition or its property, other that changes in the usual and ordinary course of business, none of which has been materially adverse, and Prolong has incurred no liabilities or obligations or made any commitments other than in the usual and ordinary course of business or as disclosed in Exhibit "A".

          (f) Prolong is not a party to any employment contract with any officer, director, or stockholder or to any lease, agreement or other commitment not in the usual and ordinary course of business, nor to any operation, insurance, profit-sharing or bonus plan, except as disclosed in Exhibit "A".

          (g) Prolong is not a defendant, nor plaintiff against whom a counterclaim has been asserted, in any litigation, pending or threatened, nor has any material claim been made or asserted against Prolong, nor is there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency thereof, involving Prolong except as disclosed in Exhibit "A".

          (h) Prolong is not in default under any agreement to which it is a party nor in the payment of any of its obligations.

          (i) Between the dates of the balance sheets referred to in sub-paragraph (c) hereof and the Closing, Prolong will not have (i) paid or declared any dividends on or made any distributions in respect of or issued, purchased or redeemed, any of the outstanding shares of its preferred or common stock, or
(ii) made or authorized any changes in its Certificate of Incorporation or in any amendment thereto or in its By-Laws, or (iii) made any commitments or disbursements or incurred any obligations or liabilities of a substantial nature and which are not in the usual and ordinary course of business, or (iv) mortgaged or pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible, except in the usual and ordinary course of its business, or (v) sold, leased, or transferred or contracted to sell, lease or transfer any assets, tangible or intangible, or entered into any other transactions, except in the usual and ordinary course of business, or (vi) made any loan or advance to any stockholder of Prolong or to any other person, firm, or corporation except in the usual and ordinary course of business, or (vii) made any material change in any existing employment agreement or increased the compensation payable or made any arrangement for the payment of any bonus to any officer, director, employee or agent, except as set forth in Exhibit "A".

          (j) This Exchange Agreement has been duly executed by the shareholders of Prolong and the execution and performance thereof will not violate, or result in a breach of, or constitute a default in, any agreement, instrument, judgment, order or decree to which Prolong is a party or to which Prolong is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which Prolong is subject.

          (k) Prolong will file with the appropriate governmental authorities, all tax and other returns required to be filed by it, with such returns to be true and complete and all taxes shown thereon to be due having been paid. All material, federal, state, local, county, franchise, sales, use, excise and other taxes assessed or due having been duly paid or reserves for unpaid taxes having been set up as required on the basis of the facts and in accordance with generally accepted accounting principles.

          (l) Prolong is not in default with respect to any order, writ, injunction, or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, and there are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of Prolong, threatened against or affecting Prolong, at law or in equity, or before or by any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign. Prolong has complied in all material respects with all laws, regulations and orders applicable to its business.

          (m) No representation or warranty in this section, nor statement in any document, certificate or schedule furnished or to be furnished pursuant to this Agreement by the shareholders of Prolong or in connection with the transactions contemplated hereby, contains or contained any untrue statement of a material fact, nor does or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading.

          (n) Prolong maintained, and will until the Closing, maintain in full force and effect adequate policies of insurance with coverage sufficient to meet the normal requirements of its business.

      3.   [REPRESENTATIONS AND WARRANTIES OF GIGUERE]   Giguere hereby
represents and warrants to Prolong and its shareholders that:

          (a) Giguere is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada; is not qualified to transact business in any other state; and has an authorized capitalization of 15,000,000 shares of which there are issued an outstanding 1,579,070 shares of capital stock, par value one cent per share.

          (b) Giguere has delivered to Prolong and its shareholders its financial statements for the year ended December 31, 1994. These financial statements accurately set forth the financial condition of Giguere as of the date specified and as of the result of operations for the periods involved, prepared in conformity with generally accepted accounting principles consistently applied. Said financial statements are attached hereto and marked Exhibit "B".

          (c) Giguere has no property or other assets.

          (d) As at December 31, 1994, Giguere had no obligations, liabilities or commitments, contingent or otherwise, of a material nature which were not provided for, except as set forth in such balance sheet or in Exhibit "B".

          (e) Since the date of the aforementioned financial statements there has been no change in the nature of the business of Giguere, nor in its financial condition or property, other than changes in the usual and ordinary course of business, none of which has been materially adverse, and Giguere has incurred no obligations or liabilities or made any commitments other than in the usual and ordinary course of business except as disclosed in Exhibit "B".

          (f) Giguere is not a party to any employment contract with any officer, director, or stockholder, or to any lease, agreement or other commitment not in the usual or ordinary course of business, nor to any operation, insurance, profit-sharing or bonus plan, except as disclosed in Exhibit "B".

          (g) Giguere is not a defendant, nor a plaintiff against whom a counterclaim has been asserted, in any litigation, pending or threatened, nor has any material claim been made or asserted against Giguere nor are there any proceedings threatened or pending before any federal, state or municipal government or any department, board, body or agency thereof, involving Giguere, except as disclosed in Exhibit "B".

          (h) Giguere is not in default under any agreement to which it is a party nor in the payment of any of its obligations.

          (i) Between the date of the financial statements referred to in paragraph (b) above and the Closing, Giguere will not have (i) paid or declared any dividends on or made any distributions in respect of, or issued, purchased or redeemed, any of the outstanding shares of its capital stock, or (ii) made or authorized any changes in its Articles of Incorporation or in any amendment thereto or in its By-Laws, or (iii) made any commitments or disbursements or incurred any obligations or liabilities of a substantial nature, or (iv) mortgaged or pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible, or (v) sold, leased, or transferred or contracted to sell, lease or transfer any assets, tangible or intangible, or entered into any other transactions, or (vi) made any loan or advance to any stockholder of Giguere, or to any other person, firm, or corporation, or (vii) made any material change in any existing employment agreement or increased the compensation payable or made any arrangement for the payment of any bonus to any officer, director, employee or agent except as set forth in Exhibit "B" hereof.

          (j) This Exchange Agreement has been duly executed by Giguere and the execution and performance of this Exchange Agreement will not violate, or result in a breach of, or constitute a default in, any agreement, instrument, judgment, order or decree to which it is a party or to which it is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which it is subject.

          (k) Giguere will file with the appropriate governmental authorities all tax and other returns required to be filed by it, such returns being true and complete and all taxes shown thereon to be due having been paid. All material, federal, state, local, county, franchise, sales, use, excise and other taxes assessed or due having been duly paid and no reserves for unpaid taxes have been set up or are required on the basis of the facts and in accordance with generally accepted accounting principles.

          (l) Giguere is not in default with respect to any order, writ, injunction, or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality and there are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of Giguere, threatened against or affecting Giguere, at law or in equity, or before or by any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign. Giguere has complied in all material respects with all laws, regulations and orders applicable to its business.

          (m) No representation or warranty in this section, nor statement in any document, certificate or schedule furnished or to be furnished pursuant to this Exchange Agreement by Giguere or in connection with the transactions contemplated hereby, contains or contained any untrue statement of a material fact nor does or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading.

      4.  [DATE AND TIME OF CLOSING]  The Closing shall be held on May   , 1995
at 10:00 a.m., local time, at 40 South 600 East, Salt Lake City, Utah.

      5. [EXCHANGE OF SHARES OF STOCK] The mode of carrying into effect the exchange provided for in this Agreement shall be as follows:

          (a) Giguere shall call a special stockholders meeting to be held on Friday, June 16, 1995 at 12:00 noon, local time, at Prolong Super Lubricants, Inc., 1210 North Barsten Way, Anaheim, California 92806, for the following purposes:

               (1) To amend the Articles of Incorporation as follows:

                   a.  To change the name to Prolong International Corporation;

                   b. To increase the number of authorized shares to one hundred fifty million (150,000,000) with a par value of one mill ($0.001) per share.

                   c. To reduce the outstanding shares from 6,279,070 to 3,139,535 by a 2 to 1 reverse split.

               (2) To ratify the action of the board of Giguere in executing this Exchange Agreement.

               (3) To transact such other businesses made properly before this special meeting, or in the adjournment thereof.

           (b) Giguere shall hold an organizational meeting of the board at 2:00 p.m., local time, on Friday the 26th day of May, for the following purposes:

               (1) To authorize the issuance of up to (16,000,000) shares of common stock, par value one mill per share, to the stockholders of Prolong in exchange for all of the issued and outstanding stock of said Prolong.

               (2) To accept the resignations of the current officers and directors.

               (3) To elect Elton Alderman, Ramon D. Pratt and Thomas C. Billstein, Edwin C. Auld, Jr. and Tom Kubota, as directors.

      6. [CONDITIONS TO CLOSING] Prolong, the shareholders of Prolong and Giguere's obligations to complete the transaction provided for herein shall be subject to the performance by them of all their respective agreements to be performed hereunder on or before the closing, to the material truth and accuracy of the respective representation and warranties of Prolong, the stockholders of Prolong and Giguere contained herein, and to the further conditions that:

          (a) All representations and warranties of Prolong and the stockholders of Prolong and Giguere contained in this Exchange Agreement are substantially true and correct on and as of the closing with the same effect as if made on and as of said date.

          (b) All of the agreements and covenants contained in this agreement that are to be complied with, satisfied and performed by each of the parties hereto on or before the closing, shall, in all material respects, have been complied with, satisfied and performed.

      7.  [INDEMNITY PROVISIONS]

          (a) Prolong aqrees to indemnify and hold harmless Giguere and its successors and assigns, of and from any and all loss, liability or damage, including reasonable attorney's fees and expenses, arising out of or resulting from the assertion against Giguere of any claims, debts or obligations, fixed, contingent or otherwise, including federal, state and local tax obligations attributable to periods prior to December 31, 1994, except to the extent reserved against in the aforementioned balance sheets of Prolong. Giguere shall give Prolong prompt notice of the assertion of any claim and Giguere shall afford Prolong an opportunity to participate with counsel of their own choosing at their own expense, in the defense or other contest thereof in connection therewith, Giguere shall afford Prolong access to such books and records of Giguere as may be reasonable and required.

          (b) Giguere shall agree to indemnify and hold harmless Prolong and its shareholders and their respective heirs, administrators and assign, of and from any and all loss, liability or damage, including reasonable attorney's fees and expenses, arising out of the breach of any of the representations and warranties of Giguere contained in this Exchange Agreement.

      8. [FINDERS FEE] Each party represents to the other that it has not employed any broker or agent or entered into any agreement for the payment of any finders fee or compensation to any firm, person or corporation in connection with this transaction.

      9. [NOTICES] Any notice under this Exchange Agreement shall be deemed to have been sufficiently given if sent by Federal Express, registered or certified mail, postage prepaid, and addressed as follows:

      If to the shareholders of Prolong, to

                          Elton Alderman
                          C/O Prolong Super Lubricants, Inc.
                          1210 North Barsten Way
                          Anaheim, California 92806

      If to Prolong, to

                          Prolong Super Lubricants, Inc.
                          1210 North Barsten Way
                          Anaheim, California 92806


      If to Giguere, to

                          Thomas R. Blonquist
                          Attorney at Law
                          40 South 600 East
                          Salt Lake City, UT  84102

      Or to any other address which may here after designated by the parties hereto by notice given in such manner. All notices shall be deemed to have been given as of the date of receipt.

      10.  [MERGER CLAUSE]     This Exchange Agreement supersedes all prior
agreements and understandings between the parties and may not be changed or terminated orally and no attempt at change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties hereto.

      11.  [GOVERNING LAW]     This Exchange Agreement shall be governed by and
construed according to the law under the state of Nevada, the state of incorporation of Giguere.

      12.  [EXECUTION OF THIS AGREEMENT]      Because Prolong Shareholders
reside throughout United States and foreign countries, it is agreed that this Exchange Agreement may be executed in several counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first hereinabove written.

                               Giguere Industries, Inc.


                               by /s/ Charles Giguere Pres
                                  ---------------------------

attest:


-----------------------------
Secretary



                               Prolong Super Lubricants, Inc.


                               by /s/ Elton Alderman
                                  ---------------------------
                                  as President



attest:


/s/ Edwin C. Auld, Jr.
-----------------------------
Secretary



AMAFIN Trust, reg.

by
  ---------------------------               -------------------------------
                                            James Russell Fickle

Roy E. & Carol M. Biederman Trustees


by                                          /s/ Tom Kubota
  ----------------------------              -------------------------------
                                            Tom Kubota


------------------------------              -------------------------------
Gina F. Brandt                              Ramon D. Pratt
several counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first hereinabove written.

                               Giguere Industries, Inc.


                               by
                                  ---------------------------

attest:


-----------------------------
Secretary



                               Prolong Super Lubricants, Inc.


                               by /s/ Elton Alderman
                                  ---------------------------
                                  President



attest:


/s/ Edwin C. Auld, Jr.
-----------------------------
Secretary



AMAFIN Trust, reg.

by                                          /s/ James R. Fickle
  ---------------------------               -------------------------------
                                            James Russell Fickle

Roy E. & Carol M. Biederman Trustees


by                                          /s/ Tom Kubota
  ----------------------------              -------------------------------
                                            Tom Kubota

                                            /s/ Ramon D. Pratt
------------------------------              -------------------------------
Gina F. Brandt                              Ramon D. Pratt
several counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first hereinabove written.

                               Giguere Industries, Inc.


                               by /s/ Charles Giguere Pres
                                  ---------------------------

attest:

/s/ Thomas W. Gould
-----------------------------
Secretary



                               Prolong Super Lubricants, Inc.


                               by /s/ Elton Alderman
                                  ---------------------------
                                  as President



attest:



-----------------------------
Secretary



AMAFIN Trust, reg.

by
  ---------------------------               -------------------------------
                                            James Russell Fickle

Roy E. & Carol M. Biederman Trustees


by                                          /s/ Tom Kubota
  ----------------------------              -------------------------------
                                            Tom Kubota


------------------------------              -------------------------------
Gina F. Brandt                              Ramon D. Pratt
several counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first hereinabove written.

                               Giguere Industries, Inc.


                               by /s/ Charles Giguere Pres
                                  ---------------------------

attest:

/s/ Thomas W. Gould
-----------------------------
Secretary



                               Prolong Super Lubricants, Inc.


                               by /s/ Elton Alderman
                                  ---------------------------
                                  as President



attest:



-----------------------------
Secretary



AMAFIN Trust, reg.

by
  ---------------------------               -------------------------------
                                            James Russell Fickle

Roy E. & Carol M. Biederman Trustees


by                                          /s/ Tom Kubota
  ----------------------------              -------------------------------
                                            Tom Kubota


------------------------------              -------------------------------
Gina F. Brandt                              Ramon D. Pratt
several counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first hereinabove written.

                               Giguere Industries, Inc.


                               by
                                  ---------------------------

attest:


-----------------------------
Secretary



                               Prolong Super Lubricants, Inc.


                               by
                                  ---------------------------




attest:



-----------------------------
Secretary



AMAFIN Trust, reg.

by
  ---------------------------               -------------------------------
                                            James Russell Fickle

Roy E. & Carol M. Biederman Trustees


by
  ----------------------------              -------------------------------
                                            Tom Kubota

/s/ Gina F. Brandt
------------------------------              -------------------------------
Gina F. Brandt                              Ramon D. Pratt
several counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first hereinabove written.

                               Giguere Industries, Inc.


                               by
                                  ---------------------------

attest:


-----------------------------
Secretary



                               Prolong Super Lubricants, Inc.


                               by
                                  ---------------------------




attest:


-----------------------------
Secretary



AMAFIN Trust, reg.

by  /s/ Manfred Heeb
  ---------------------------             -------------------------------
  Manfred Heeb, President                 James Russell Fickle

Roy E. & Carol M. Biederman Trustees


by
  ----------------------------              -------------------------------
                                            Tom Kubota


------------------------------              -------------------------------
Gina F. Brandt                              Ramon D. Pratt

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer

/s/ Thomas C. Billstein
---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota

                                            /s/ Edwin C. Auld, Jr.
---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota

/s/ Elton Alderman
---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer

/s/ Thomas C. Billstein
---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland

/s/ Edward E. Jay                           /s/ Sahag Steve Kalfayan
---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota

/s/ Paul Buzad, Jr.                         /s/ Edwin C. Auld, Jr.
---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota

/s/ Elton Alderman                          /s/ Roy E. Biederman
---------------------------------           ----------------------------------
Elton Alderman                              Roy E. Biederman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota

                                            /s/ Carol M. Biederman
---------------------------------           ----------------------------------
Elton Alderman                              Carol M. Biederman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.

/s/ Robert H. Brandt                        /s/ Ruth T. Brandt
---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

                                            /s/ Robert P. Dilfer
---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann

                                            /s/ Pauline Dilfer
---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer

/s/ Thomas C. Billstein                     /s/ Phyllis Helland
---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland

/s/ Edward E. Jay                           /s/ Sahag Steve Kalfayan
---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota

/s/ Paul Buzad, Jr.                         /s/ Edwin C. Auld, Jr.
---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota

/s/ Elton Alderman                          /s/ Roy E. Biederman
---------------------------------           ----------------------------------
Elton Alderman                              Roy E. Biederman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer

                                            /s/ Phyllis Helland
---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer

/s/ Karl H. Herrmann                        /s/ Renate H. Herrmann
---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota

                                            /s/ Stuart Hodosh
---------------------------------           ----------------------------------
Elton Alderman                              Stuart Hodosh, M.D.


                                            ----------------------------------
                                            Daniel Friedman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan

/s/ Yoshiko Kubota                          /s/ Nob Kubota
---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt

/s/ Scott S. Kubota                         /s/ Evelyn F. Kubota
---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

By: /s/ John M. Nassif
---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann

/s/ Shaoguang Song
---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------
Elton Alderman

---------------------------------           ----------------------------------
John M. Nassif, MD                          Robert P. Dilfer


---------------------------------           ----------------------------------
Karl H. Herrmann                            Renate H. Herrmann


---------------------------------           ----------------------------------
Mr Shaoguang Song                           Pauline Dilfer


---------------------------------           ----------------------------------
Thomas C. Billstein                         Phyllis Helland


---------------------------------           ----------------------------------
Edward E. Jay                               Sahag Steve Kalfayan


---------------------------------           ----------------------------------
Yoshiko Kubota                              Nob Kubota


---------------------------------           ----------------------------------
Paul Buzad, Jr.                             Edwin C. Auld, Jr.


---------------------------------           ----------------------------------
Robert H. Brandt                            Ruth T. Brandt


---------------------------------           ----------------------------------
Scott S. Kubota                             Evelyn F. Kubota


---------------------------------           ----------------------------------
Elton Alderman                              Stuart Hodosh, M.D.


                                            /s/ Daniel Friedman
                                            ----------------------------------
                                            Daniel Friedman

                                      16